Vanguard® LifeStrategy Income Fund
Schedule of Investments (unaudited)
As of January 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Investment Companies (99.3%)
U.S. Stock Fund (11.4%)
	Vanguard Total Stock Market Index Fund Investor Shares	4,027,041	470,157
International Stock Fund (8.0%)
	Vanguard Total International Stock Index Fund Investor Shares	17,995,520	328,958
U.S. Bond Fund (55.9%)
[1]	Vanguard Total Bond Market II Index Fund Investor Shares	242,873,813	2,317,016
International Bond Fund (24.0%)
[1]	Vanguard Total International Bond II Index Fund Investor Shares	111,874,818	995,686
Total Investment Companies (Cost $3,932,144)			4,111,817
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[1]	Vanguard Market Liquidity Fund, 5.410% (Cost $28,944)	289,547	28,952
Total Investments (100.0%) (Cost $3,961,088)			4,140,769
Other Assets and Liabilities—Net (0.0%)			1,050
Net Assets (100%)			4,141,819
Cost is in $000.
1	Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
10-Year U.S. Treasury Note	March 2024	110	12,356	353
E-mini S&P 500 Index	March 2024	74	18,021	777
				1,130

A. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.
B. Futures Contracts: The fund uses stock and bond futures contracts to a limited extent, with the objectives of maintaining full exposure to the market and maintaining its target asset allocation. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of investments held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
At January 31, 2024, 100% of the market value of the fund's investments and derivatives was determined based on Level 1 inputs.
D.  Transactions during the period in affiliated underlying Vanguard funds were as follows:
		Current Period Transactions
	Oct. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Jan. 31, 2024 Market Value ($000)
Vanguard Market Liquidity Fund	25,141	NA1	NA1	—	1	380	—	28,952
Vanguard Total Bond Market II Index Fund	2,232,463	28,095	102,815	(13,763)	173,036	19,712	—	2,317,016
Vanguard Total International Bond II Index Fund	975,871	33,320	42,867	(73)	29,435	29,110	—	995,686
Vanguard Total International Stock Index Fund	315,007	8,355	26,673	1,763	30,506	4,872	—	328,958
Vanguard Total Stock Market Index Fund	461,098	4,635	66,529	38,579	32,374	1,917	—	470,157
Total	4,009,580	74,405	238,884	26,506	265,352	55,991	—	4,140,769
1	Not applicable—purchases and sales are for temporary cash investment purposes.